Income Taxes - Schedule of Increase in Income Tax Expenses and Decrease in Net Income Per Share (Detail) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	May 31, 2021	May 31, 2020	May 31, 2019
Income Tax Disclosure [Abstract]
Increase in income tax expenses	$ 33,847	$ 50,809	$ 51,002
Decrease in net income per share—basic	$ 0.20	$ 0.32	$ 0.32
Decrease in net income per share—diluted	$ 0.20	$ 0.32	$ 0.32